UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 16, 2018

Command Center, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Washington	000-53088	91-2079472
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3609 S. Wadsworth Blvd., Suite 250, Lakewood, CO	80235
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 464-5844

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On July 16, 2018, Command Center, Inc. (the “Company”), issued a press release announcing that Richard K. Coleman, Jr., the Company’s President and Chief Executive Officer, published a letter to shareholders. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits

Exhibit No.	Description

99.1	Press Release, dated July 16, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMAND CENTER, INC.

Dated: July 17, 2018	By:	/s/ Brendan Simaytis
Name: Brendan Simaytis
Title: Executive Vice President, General Counsel & Secretary

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